         Schedule 14A Information required in proxy statement.
                    Schedule 14A Information
     Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[  X ]  Preliminary Proxy Statement
[    ]  Preliminary Additional Materials
[    ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12

InterCapital Insured California Municipal Securities . . . . . . .
        (Name of Registrant as Specified in its Charter)

Lou Anne McInnis . . . . . . . . . . . . . . . . . . . . . . . .
           (Name of Person(s) Filing Proxy Statement)

       Payment of Filing Fee (check the appropriate box):


[ X  ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(j)(1), or
        14a-6(j)(2)
[    ]  $500 per each party to the controversy pursuant to Exchange
        Act Rule 14a-6(j)(3)
[    ]  Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.

 1) Title of each class of securities to which transaction applies:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)   Aggregate number of securities to which transaction applies:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .



3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4)   Proposed maximum aggregate value of transaction:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Set forth the amount on which the filing fee is calculated and state how it was determined.

[    ]  Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the
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4)   Date Filed:

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                               PRELIMINARY COPY
         TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ONLY

             INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 22, 1995

   The Annual Meeting of Shareholders of INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Conference Center, Forty-Fourth Floor, 2 World Trade Center, New York, New York 10048, on June 22, 1995, at 9:00 a.m., New York City time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:

       1. To elect ten (10) Trustees, three (3) to serve until the 1996
    Annual Meeting, three (3) to serve until the 1997 Annual Meeting, and four
    (4) to serve until the 1998 Annual Meeting, or, in each case, until their successors shall have been elected and qualified;

       2. To approve or disapprove the continuance of the Trust's currently effective Investment Management Agreement with Dean Witter InterCapital Inc.;

       3. To ratify or reject the selection of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending October 31, 1995; and

       4. To transact such other business as may properly come before the meeting or any adjournments thereof.

   Shareholders of record as of the close of business on April 20, 1995 are entitled to notice of and to vote at the meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal to approve continuance of the Investment Management Agreement and will vote against any such adjournment those proxies to be voted against that proposal.

                               SHELDON CURTIS,
                                  Secretary

April   , 1995
New York, New York

- -------------------------------------------------------------------------------
                                  IMPORTANT

   YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND
RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE
REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF
MAILED IN THE UNITED STATES.
- -------------------------------------------------------------------------------


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             INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                               PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS

                                JUNE 22, 1995

   This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Intercapital Insured California Municipal Securities (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on June 22, 1995 (the "Meeting"), and at any adjournments thereof.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposals 2 and 3 as set forth in the attached Notice of Annual Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust, or attendance and voting at the Meeting.

   Shareholders of record as of the close of business on April 20, 1995, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On April 20, 1995, there were outstanding shares of beneficial interest of the Trust, all with $.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The Trustees and officers of the Trust, together, owned less than 1% of the Trust's outstanding shares on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.

   The cost of soliciting proxies for the Meeting, consisting principally of mailing and printing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Trust and officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), without special compensation therefor. The first mailing of this proxy statement is expected to be made on
or about April   , 1995.

                           (1) ELECTION OF TRUSTEES

   The number of Trustees has been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at ten. At this first Shareholder Meeting of the Trust, ten nominees are to be elected to the Trust's Board of Trustees.

   Eight of the current ten Trustees (Jack F. Bennett, Michael Bozic, Edwin
J. Garn, John R. Haire, Manuel H. Johnson, Paul Kolton, Michael E. Nugent, and John L. Schroeder) are "Independent Trustees", that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). The nominees for election as Trustees have been proposed by the

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Trustees now serving or, in the case of the nominees for positions as
Independent Trustees, by the Independent Trustees now serving. Messrs. Bozic, Purcell and Schroeder were elected as Trustees by the Trustees on April 8, 1994. All of the other Trustees were previously elected by InterCapital, the Trust's then sole shareholder, prior to the public offering of shares of the Trust.

   The nominees of the Board of Trustees for election as Trustees are listed below. It is the intention of the persons named in the enclosed form of Proxy to vote the shares represented by them for the election of these nominees:
Jack F. Bennett, Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John
R. Haire, Manuel H. Johnson, Paul Kolton, Michael E. Nugent, Philip J. Purcell and John L. Schroeder. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the Proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows no reason why any of said nominees would be unable or unwilling to accept nomination or election. Trustees will be elected by a plurality of the votes cast at the meeting. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

   Pursuant to the provisions of the Declaration of Trust, the nominees for election as Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

   The Board has determined that the nominees for election as Trustee shall be standing for election as Trustee in each of the three classes of Trustee as follows: Class I -- Messrs. Bennett, Bozic and Fiumefreddo; Class II--Messrs. Johnson, Kolton and Schroeder; and Class III -- Messrs. Garn, Haire, Nugent and Purcell. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. The term of office of Trustees of Class I shall expire on the date of the Trust's second annual meeting of Shareholders; of Class II on the date of the Trust's third annual meeting; and of Class III on the date of the Trust's fourth annual meeting. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. In accordance with the above, the Class I Trustees, if elected, will serve until the 1996 Annual Meeting, the Class II Trustees, if elected, will serve until the 1997 Annual Meeting and the Class III Trustees, if elected, will serve until the 1998 Annual Meeting or until their successors shall have been elected and qualified.

   The following information regarding each of the nominees for election as Trustee, and each of the members of the Board, includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of April 20, 1995 (shown in parentheses), positions with the Trust, and directorships or trusteeships in other companies which file periodic reports with the Securities and Exchange Commission, including the 76 investment companies, including the Trust, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 13 investment companies for which InterCapital's wholly-owned subsidiary, Dean Witter Services Company Inc. ("DWSC"), serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

   The nominees for Trustees to be elected at the Meeting are:

   JACK F. BENNETT, Trustee since December, 1993; age 71; retired; Director or Trustee of the Dean Witter Funds; formerly Senior Vice President and Director of Exxon Corporation (1975-1989) and Under Secretary of the U.S. Treasury for Monetary Affairs (1974-1975); Director of Philips Electronics N.V., Tandem Computers Inc. and Massachusetts Mutual Insurance Co.; Director or Trustee of various not-for-profit and business organizations.

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   MICHAEL BOZIC, Trustee since April, 1994; age 54; President and Chief
Executive Officer of Hills Department Stores (since May, 1991); formerly Chairman and Chief Executive Officer (January, 1987-August, 1990) and President and Chief Operating Officer (August, 1990-February, 1991) of the Sears Merchandise Group of Sears, Roebuck and Co. ("Sears"); Director or Trustee of the Dean Witter Funds; Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Domain Inc.

   CHARLES A. FIUMEFREDDO,* Trustee since October, 1993; age 61; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Dean Witter Distributors Inc. ("Distributors"); Executive Vice President and Director of Dean Witter Reynolds Inc. ("DWR"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of Dean Witter Trust Company ("DWTC"); Director and/or officer of various Dean Witter, Discover & Co. ("DWDC") subsidiaries; formerly Executive Vice President and Director of DWDC (until February, 1993).

   EDWIN JACOB (JAKE) GARN, Trustee since December, 1993; age 62; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Chemical Corporation (since January, 1993); Member of the board of various civic and charitable organizations.

   JOHN R. HAIRE, Trustee since December, 1993; age 70; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-October, 1989) and Chairman and Chief Executive Officer of Anchor
Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   DR. MANUEL H. JOHNSON, Trustee since December, 1993; age 46; Senior Partner, Johnson Smick International, Inc., a consulting firm; Koch Professor of International Economics and Director of the Center for Global Market Studies at George Mason University (since September, 1990); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission (since September, 1990); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Greenwich Capital Markets Inc. (broker-dealer); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (February, 1986-August, 1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   PAUL KOLTON, Trustee since December, 1993; age 71; Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly Chairman of Financial Accounting Standards Advisory Council; formerly Chairman and Chief Executive Officer of the American Stock Exchange; Director of UCC Investors Holding Inc. (Uniroyal Chemical Company, Inc.); Director or Trustee of various not-for-profit organizations.

   MICHAEL E. NUGENT, Trustee since December, 1993; age 58; General Partner, Triumph Capital, L.P., a private investment partnership (since April, 1988); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (September, 1984-March, 1988); Director of various business organizations.

                                4

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

   PHILIP J. PURCELL,* Trustee since April, 1994; age 51; Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

   JOHN L. SCHROEDER, Trustee since April, 1994; age 64; Executive Vice President and Chief Investment Officer of The Home Insurance Company (since August, 1991); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (April, 1983-June, 1991) and President of USF&G Financial Services, Inc. (June 1990-June 1991).

   The executive officers of the Trust other than shown above are: Sheldon Curtis, Vice President, Secretary and General Counsel; David A. Hughey, Vice President; Robert M. Scanlan, Vice President; Edmund C. Puckhaber, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In addition, Peter M. Avelar, Katherine H. Stromberg, Joseph Arcieri and Jonathan R. Page are Vice Presidents of the Trust and Marilyn K. Cranney, Barry Fink, Lawrence S. Lafer, Lou Anne D. McInnis and Ruth Rossi serve as Assistant Secretaries. Mr. Curtis is 63 years old and is currently Senior Vice President, Secretary and General Counsel of InterCapital and DWSC and Assistant Secretary of DWR; he is also Senior Vice President, Assistant Secretary and Assistant General Counsel of Distributors and Senior Vice President and Secretary of DWTC. Mr. Scanlan is 59 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (November, 1990-March, 1993) and prior thereto was Chairman of Harborview Group Inc. Mr. Hughey is 63 years old and is currently Executive Vice President and Chief Administrative Officer of InterCapital and DWSC; he is also Executive Vice President and Chief Administrative Officer of Distributors and DWTC as well as a Director of DWTC. He was previously President of DWTC (October, 1989-March, 1993). Mr. Puckhaber is 55 years old and is currently Executive Vice President of InterCapital (since January,
1991) and Director of DWTC. Mr. Willison is 51 years old and is currently Senior Vice President of InterCapital. Mr. Caloia is 48 years old and is currently First Vice President of InterCapital and DWSC. Mr. Avelar is 35 years old and is currently Senior Vice President of InterCapital. He was previously employed by PaineWebber Asset Management as a senior portfolio manager (March, 1989-December, 1990). Ms. Stromberg is 46 years old and is currently Vice President of InterCapital (since April, 1992). She was formerly a portfolio manager with InterCapital (October, 1991-April, 1992) and Vice President of Kidder Peabody Asset Management (October, 1985-October,
1991). Mr. Arcieri is 46 years old and is currently Vice President of InterCapital. Mr. Page is 48 years old and is currently Senior Vice President of InterCapital. Other than Mr. Scanlan, Mr. Avelar and Ms. Stromberg, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

BOARD OF TRUSTEES; RESPONSIBILITIES AND COMPENSATION OF INDEPENDENT TRUSTEES

   As mentioned above, the Trust is one of the Dean Witter Funds, a group of investment companies managed by InterCapital. As noted above, as of the date of this Proxy Statement, there are a total of 76 Dean Witter Funds, comprised of 116 portfolios. As of March 31, 1995, the Dean Witter Funds had total net
assets of approximately $   billion and more than five million shareholders.

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* Messrs. Fiumefreddo and Purcell may be deemed "interested persons", as defined in Section 2(a)(19) of the Act, of the Trust and its Investment Manager, due to their affiliation with the Investment Manager and/or its affiliated companies.

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   The Board of Directors or Trustees, consisting of ten (10) directors or trustees, is the same for each of the Dean Witter Funds. Some of the Funds are organized as business trusts, others as corporations, but the functions and duties of directors and trustees are the same. Accordingly, directors and trustees of the Dean Witter Funds are referred to in this section as Trustees.

   Eight Trustees, that is, 80% of the total number, have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Trustees. Five of the eight Independent Trustees are also Independent Trustees of the TCW/DW Funds. As of the date of this Proxy Statement, there are a total of 13 TCW/DW Funds. Two of the Funds' Trustees, that is, the management Trustees, are affiliated with InterCapital.

   As noted in a federal court ruling, "[T]he independent directors . . . are expected to look after the interests of shareholders by 'furnishing an independent check upon management,' especially with respect to fees paid to the investment company's sponsor." In addition to their general "watchdog" duties, the Independent Trustees are charged with a wide variety of responsibilities under the Act. In order to perform their duties effectively, the Independent Trustees are required to review and understand large amounts of material, often of a highly technical and legal nature.

   The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; that is, people whose advice and counsel are valuable and in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because of the demands made on their time by the Funds. Indeed, to serve on the Funds' Boards, certain Trustees who would be qualified and in demand to serve on bank boards would be prohibited by law from serving at the same time as a director of a national bank and as a Trustee of a Fund.

   The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Since most of the Dean Witter Funds have such a plan, and since all of the Funds' Boards have the same members, the Independent Trustees effectively control the selection of other Independent Trustees of all the Dean Witter Funds.

GOVERNANCE STRUCTURE OF THE DEAN WITTER FUNDS

   While the regulatory system establishes both general guidelines and specific duties for the Independent Trustees, the governance arrangements from one investment company group to another vary significantly. In some groups the Independent Trustees perform their role by attendance at periodic meetings of the board of directors with study of materials furnished to them between meetings. At the other extreme, an investment company complex may employ a full-time staff to assist the Independent Trustees in the performance of their duties.

   The governance structure of the Dean Witter Funds lies between these two extremes. The Independent Trustees and the Funds' Investment Manager alike believe that these arrangements are effective and serve the interests of the Funds' shareholders. All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting

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agreements, continually reviewing Fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex, and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; advising the independent accountants and management personnel that they have direct access to the Committee at all times; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has established a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   Committee meetings are sometimes held away from the offices of InterCapital and sometimes in the Boardroom of InterCapital. These meetings are held without management directors or officers being present, unless and until they may be invited to the meeting for purposes of furnishing information or making a report. These separate meetings provide the Independent Trustees an opportunity to explore in depth with their own independent legal counsel, independent auditors and other independent consultants, as needed, the issues they believe should be addressed and resolved in the interests of the Funds' shareholders.

   For the fiscal period ended October 31, 1994, the Board of Trustees of the Trust held 5 meetings, and the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of the Trust held 3, 10 and 1 meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

DUTIES OF CHAIRMAN OF COMMITTEES

   The Chairman of the Committees maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on the issues, and arranges to have the information furnished. He also arranges for the services of independent experts to be provided to the Committees and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of all three Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

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   The Chairman of the Committees is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

VALUE OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR
ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds is in the best interests of all the Funds' shareholders. This arrangement avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. It is believed that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the likelihood of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, it is believed that having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Trust will pay each Independent Trustee an annual fee of $1,200 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Trust will pay the Chairman of the Audit Committee an annual fee of $1,000 and will pay the Chairman of the Committee of the Independent Trustees an additional annual fee of $2,400, in each case inclusive of the Committee meeting fees). The Trust will also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Investment Manager or an affiliated company will not receive any compensation or expense reimbursement from the Trust. The Trust commenced operations on February 28, 1994.

   At such time as the Trust has been in operation, and has paid fees to the Independent Trustees, for a full fiscal year, and assuming that during the fiscal year the Trust holds the same number of Board and committee meetings as were held by the other Dean Witter Funds during the calendar year ended December 31, 1994, it is estimated that compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table.

                        TRUST COMPENSATION (ESTIMATED)

                                AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE   FROM THE TRUST
- ---------------------------  --------------
Jack F. Bennett ............ $ 1,950
Michael Bozic ..............   1,950
Edwin J. Garn ..............   1,950
John R. Haire ..............  4,900*
Dr. Manuel H. Johnson  .....   1,950
Paul Kolton ................   1,950
Michael E. Nugent ..........   1,950
John L. Schroeder ..........   1,950

   * Of Mr. Haire's compensation from the Trust $3,400 is paid to him as Chairman of the Committee of the Independent Trustees ($2,400) and as Chairman of the Audit Committee ($1,000).

   The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1994 for services to the 73 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Kolton and Nugent, the 13 TCW/DW Funds that were in operation at December 31, 1994. With respect to Messrs. Haire, Johnson, Kolton and Nugent, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Schroeder was elected as a Trustee of the TCW/DW Funds on April 20, 1995.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                    FOR SERVICE AS
                               FOR SERVICE AS                        CHAIRMAN OF       TOTAL CASH
                                 DIRECTOR OR      FOR SERVICE AS    COMMITTEES OF     COMPENSATION
                                 TRUSTEE AND       TRUSTEE AND       INDEPENDENT     FOR SERVICES TO
                              COMMITTEE MEMBER   COMMITTEE MEMBER     DIRECTORS/     73 DEAN WITTER
                              OF 73 DEAN WITTER    OF 13 TCW/DW      TRUSTEES AND     FUNDS AND 13
NAME OF INDEPENDENT TRUSTEE         FUNDS             FUNDS        AUDIT COMMITTEES   TCW/DW FUNDS
- ---------------------------  -----------------  ----------------  ----------------  ---------------
Jack F. Bennett ............ $125,761              --                     --        $125,761
Michael Bozic ..............   82,637              --                     --          82,637
Edwin J. Garn ..............  125,711              --                     --         125,711
John R. Haire ..............  101,061           $66,950               $225,563**     393,574
Dr. Manuel H. Johnson  .....  122,461            60,750                   --         183,211
Paul Kolton ................  128,961            51,850                 34,200***    215,011
Michael E. Nugent ..........  115,761            52,650                   --         168,411
John L. Schroeder ..........   85,938              --                     --          85,938

 ** For the 73 Dean Witter Funds.
*** For the 13 TCW/DW Funds.

   As of the date of this proxy statement, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

              (2) APPROVAL OR DISAPPROVAL OF CURRENTLY EFFECTIVE
                       INVESTMENT MANAGEMENT AGREEMENT

   The Trust's investments are managed by Dean Witter InterCapital Inc. (referred to herein as the "Investment Manager" or "InterCapital"), pursuant to an Investment Management Agreement dated February 18, 1994 (referred to herein as the "Management Agreement"), a copy of which is attached hereto as an Exhibit.

   The Management Agreement was initially approved by the Board of Trustees of the Trust, including all of the Independent Trustees, at a meeting held on December 2, 1993 and was approved by InterCapital, the then sole shareholder of the Trust, on February 18, 1994. The Management Agreement's continuation until April 30, 1996 was approved by the Trustees, including a majority of the Independent Trustees, at a meeting of the Board held on April 20, 1995. In the event shareholders do not approve continuance of the Management Agreement by the required majority vote at the forthcoming meeting or an adjournment thereof, the Board of Trustees of the Trust will take such action as it deems to be in the best interest of the Trust and its shareholders, which may include calling a special meeting of shareholders to vote on a new investment management agreement.

   In considering whether or not to approve the Management Agreement, the Board of Trustees reviewed the terms of the agreement and considered all materials and information deemed relevant to its determination. Among other things, the Board considered the nature and scope of services to be rendered, the quality of the Investment Manager's services and personnel, and the appropriateness of the fees that are paid under the Management Agreement. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that the approval of the Management Agreement was in the best interests of the Trust and its shareholders.

   The favorable vote of a majority of the outstanding voting securities of the Trust is required for the approval of the Management Agreement. Such a majority is defined in the Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

   THE INDEPENDENT TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS APPROVE THE MANAGEMENT AGREEMENT.

THE MANAGEMENT AGREEMENT

   The Management Agreement provides that the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodity markets and securities and commodities as it deems necessary or useful to discharge its duties under the Management Agreement, and that it shall continuously supervise the management of the assets of the Trust in a manner consistent with the investment objectives and policies of the Trust and subject to such other limitations and directions as the Board may, from time to time, prescribe.

   The Management Agreement provides that the Investment Manager shall continuously manage the assets of the Trust in a manner consistent with the Trust's investment objectives. The Investment Manager has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Trustees. The Trustees review the investment portfolio at their regular meetings. In addition, the Investment Manager pays the compensation of the officers of the Trust and provides the Trust with office space and equipment and such clerical help and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Trust's shares and the preparation of prospectuses, proxy statements and reports required to be filed with the Federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its investment services and the expenses which the Investment Manager assumes under the Management Agreement, the Trust pays the Investment Manager compensation which is accrued weekly and payable monthly and which is determined by applying the annual rate of 0.35% to the Trust's average weekly net assets. Pursuant to the Management Agreement, the Trust accrued to the Investment Manager total compensation of $147,881 during the fiscal period ended October 31, 1994. The net assets of the Trust totalled $58,822,368 at October 31, 1994.

   Under the Management Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other govenmental agencies; costs and expenses of engraving or printing certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel) and the costs and expense of preparing, printing (including typesetting) and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Investment Manager); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Management Agreement.

   The Management Agreement had an initial term ending April 30, 1995 and provides that, after the initial period of effectiveness, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by vote of a majority, as defined in the Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Trustees who are not parties to the Management Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval. The Management Agreement's continuation until April 30, 1996 was approved by the Trustees, including a majority of the Independent Trustees, at a meeting of the Trustees held on April 20, 1995, called for the purpose of approving the Management Agreement.

   The Management Agreement also provides that it may be terminated at any time by the Investment Manager, the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment.

   Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and its wholly- owned subsidiary, DWSC, DWSC began to provide the administrative services to the Trust which were previously performed directly by InterCapital. The foregoing internal reorganization did not result in any change in the nature or scope of the administrative services being provided to the Trust or any of the fees being paid by the Trust for the overall services being performed under the terms of the Management Agreement.

 THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. is the Trust's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR and Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of the foregoing Directors and Executive Officer is Two World Trade Center, New York, New York 10048.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to that of the Trust, and sets forth the net assets and fees payable by such companies, including the Trust.

   DWDC has its offices at Two World Trade Center, New York, New York 10048. There are various lawsuits pending against DWDC involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   During the fiscal period ended October 31, 1994, the Trust accrued to Dean Witter Trust Company, the Trust's Transfer Agent and an affiliate of the Investment Manager, transfer agency fees of $13,470.

AFFILIATED BROKER

   Because DWR and InterCapital are under the common control of DWDC, DWR is an affiliated broker of InterCapital. For the fiscal period ended October 31, 1994, the Trust paid no brokerage commissions to DWR.

    (3) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees have unanimously selected the firm of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending October 31, 1995. Price Waterhouse LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

   A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting of Shareholders and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of Shareholders.

   The affirmative vote of the holders of a majority of shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for the Trust. Abstentions and broker "non-votes" will have the same effect as a vote against a proposal.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business at the Meeting or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal Two and will vote against any such adjournment those proxies required to be voted against that proposal.

                            SHAREHOLDERS PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than December 22, 1995 for inclusion in the proxy statement for that meeting.

                           REPORTS TO SHAREHOLDERS

   The Trust's most recent Annual Report, for the fiscal period ended October 31, 1994, is available without charge upon request from Adrienne Ryan at Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-526-3143) (toll-free).

                                OTHER BUSINESS

   The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                        By Order of the Board of Trustees

                                                 Sheldon Curtis
                                                  Secretary

                                                                    APPENDIX

   InterCapital serves as investment manager or investment adviser to the Trust and the other investment companies listed below which have similar investment objectives to that of the Trust, with the net assets shown as of
      , 1995.

                                                          NET ASSETS AS OF    CURRENT INVESTMENT MANAGEMENT OR
                                                               / /95                ADVISORY FEE RATE(S)
                                                        ------------------  ----------------------------------
 1.DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND*  ......                     0.55% on assets up to $500
                                                                            million, scaled down at various
                                                                            asset levels to 0.475% on assets
                                                                            over $1 billion
 2.DEAN WITTER LIMITED TERM MUNICIPAL TRUST*  .........                     0.50%
 3.DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST*  ...                     0.35% (1)
 4.DEAN WITTER NATIONAL MUNICIPAL TRUST* ..............                     0.35% (2)
 5.DEAN WITTER NEW YORK TAX-FREE INCOME FUND*  ........                     0.55% on assets up to $500 million
                                                                            and 0.525% on assets over $500
                                                                            million
 6.DEAN WITTER TAX-EXEMPT SECURITIES TRUST* ...........                     0.50% on assets up to $500
                                                                            million, scaled down at various
                                                                            asset levels to 0.325% on assets
                                                                            over $1.25 billion
 7.INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME                         0.35%
   TRUST** ............................................
 8.INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL                                0.35%
   SECURITIES** .......................................
 9.INTERCAPITAL INSURED CALIFORNIA MUNICIPAL                                0.35%
   SECURITIES** .......................................
10.INTERCAPITAL INSURED MUNICIPAL BOND TRUST**  .......                     0.35%
11.INTERCAPITAL INSURED MUNICIPAL INCOME TRUST**  .....                     0.35%
12.INTERCAPITAL INSURED MUNICIPAL SECURITIES**  .......                     0.35%
13.INTERCAPITAL INSURED MUNICIPAL TRUST** .............                     0.35%
14.INTERCAPITAL NEW YORK QUALITY MUNICIPAL                                  0.35%
   SECURITIES** .......................................
15.INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST**  .....                     0.35%
16.INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST**  .                     0.35%
17.INTERCAPITAL QUALITY MUNICIPAL SECURITIES**  .......                     0.35%
18.MUNICIPAL INCOME TRUST** ...........................                     0.35% on assets up to $250 million
                                                                            and 0.25% on assets over $250
                                                                            million
19.MUNICIPAL INCOME TRUST II** ........................                     0.40% on assets up to $250 million
                                                                            and 0.30% on assets over $250
                                                                            million

                               A-1




                                                          NET ASSETS AS OF    CURRENT INVESTMENT MANAGEMENT OR
                                                               / /95                ADVISORY FEE RATE(S)
                                                        ------------------  ----------------------------------
20.MUNICIPAL INCOME TRUST III** .......................                     0.40% on assets up to $250 million
                                                                            and 0.30% on assets over $250
                                                                            million
21.MUNICIPAL INCOME OPPORTUNITIES TRUST** .............                     0.50%
22.MUNICIPAL INCOME OPPORTUNITIES TRUST II**  .........                     0.50%
23.MUNICIPAL INCOME OPPORTUNITIES TRUST III**  ........                     0.50%
24.MUNICIPAL PREMIUM INCOME TRUST** ...................                     0.40%
25.DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND***  .                     0.50%

    * Open-end investment company

   ** Closed-end investment company

  *** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions

  (1) InterCapital has undertaken to assume all operating expenses (except for any 12b-1 and brokerage fees) of the Massachusetts, Michigan, Minnesota, New York and Ohio Series of Dean Witter Multi-State Municipal Series Trust to the extent that they exceed 0.50% of daily net assets and to waive the compensation provided for in its investment management agreement with that company in respect to the aforementioned Series until June 30, 1995.

  (2) InterCapital has undertaken to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter National Municipal Trust and to waive the compensation provided for in its investment management agreement with that company until June 30, 1995.

                                                                       EXHIBIT

                       INVESTMENT MANAGEMENT AGREEMENT

   AGREEMENT made as of the 18th day of February, 1994, by and between InterCapital Insured California Municipal Securities, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

   WHEREAS, The Fund intends to engage in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

   WHEREAS, The Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

   WHEREAS, The Investment Manager desires to be retained to perform services on said terms and conditions:

   Now, Therefore, this Agreement

                             W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

   1. The Fund hereby retains the Investment Manager to act as investment manager of the Fund and, subject to the supervision of the Trustees, to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

   2. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's records and books of account

(other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

   3. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

   4. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including with- out limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing of certificates representing shares of the Fund, all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel) the cost and expense of printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager monthly compensation, calculated from the day following effectiveness hereof, determined by applying the annual rate of 0.35% to the Fund's average weekly net assets. For the purposes of calculating the management fee, the liquidation preference of any Preferred Shares issued by the Fund will not be deducted from the Fund's total assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued weekly and paid monthly by applying the annual rates to the average weekly net assets of the Fund determined as of the close of the last business day of each week. At the request of the Investment

Manager, compensation hereunder shall be calculated and accrued at more frequent intervals in a manner consistent with the calculation of fees on a weekly basis. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   7. The Investment Manager will use its best efforts in the supervision and management of the invest- ment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

   8. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer of employee of the Investment Manager to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

   9. This Agreement shall remain in effect until April 30, 1995 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund (Common Shares and Preferred Shares voting together as a single class) or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund (Common Shares and Preferred Shares voting together as a single class); (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

   10. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Manager shall be liable for failing to do so.

   11. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

   12. The Declaration of Trust, as amended, establishing InterCapital Insured California Municipal Securities, dated October 14, 1993, a copy of which, together with all amendments thereto (the "Declara-tion"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name InterCapital Insured California Municipal Securities, as amended, refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of InterCapital Insured California Municipal Securities shall be held to any per- sonal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said InterCapital Insured California Municipal Securities, but the Trust Estate only shall be liable.

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                INTERCAPITAL INSURED CALIFORNIA MUNICIPAL
                                  SECURITIES

                                By /s/ Sheldon Curtis
                                .........................................
                                       Sheldon Curtis

Attest:
/s/ Marilyn K. Cranney
................................
    Marilyn K. Cranney

                                DEAN WITTER INTERCAPITAL INC.

                                By /s/ Charles A. Fiumefreddo
                                .........................................
                                       Charles A. Fiumefreddo

Attest:
/s/ LouAnne McInnis
..............................
    LouAnne McInnis

               INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

                ANNUAL MEETING OF SHAREHOLDERS--JUNE 22, 1995

                                    PROXY

   The undersigned hereby appoints SHELDON CURTIS, EDMUND C. PUCKHABER, ROBERT M. SCANLAN, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES on June 22, 1995 at 9:00 a.m., New York City time, and at any adjournment thereof, on
the proposals set forth in the Notice of Meeting dated April   , 1995 as
follows:

   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR TRUSTEES AND FOR THE PROPOSALS.

                      (Continued, and to be dated and signed on reverse side.)


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

PLEASE MARK BOXES [X] OR [X] IN BLUE OR BLACK INK.
1. ELECTION OF TRUSTEES:

 [ ] FOR THE NOMINEES
(except as marked to the contrary below)

 [ ] WITHHOLD AUTHORITY
(to vote for all nominees listed below)

Jack F. Bennett, Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Paul Kolton, Michael E. Nugent, Philip J. Purcell, John L. Schroeder

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)
- -----------------------------------------------------------------------------
2. APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT:
                        FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

3. RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT
ACCOUNTANTS:
                        FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

and in their discretion in the transaction of any other business which may properly come before the meeting.

Please sign personally. If the share is registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.

Dated
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
                                  Signature
- -----------------------------------------------------------------------------
                                  Signature

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.